UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23591

NB Crossroads Private Markets Access Fund LLC

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip code)

James Bowden, Chief Executive Officer and President

Neuberger Berman Investment Advisers LLC

53 State Street

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Access Fund LLC
Financial Statements
For the period from January 19, 2021 (Commencement
of Operations) through March 31, 2021

NB Crossroads Private Markets Access Fund LLC
For the period from January 19, 2021 (Commencement
of Operations) through March 31, 2021

NB Crossroads Private Markets Access Fund LLC
Statement of Assets and Liabilities
As of March 31, 2021

Assets
Investments, at fair value (cost of $240,655,971)	$244,626,013
Cash and cash equivalents	403,129
Receivable for investments sold	6,276,220
Interest receivable	326,622
Other assets	304,556
Total Assets	$251,936,540
Liabilities
Investment securities purchased	$38,993,019
Incentive fee payable	434,831
Due to affiliate	236,998
Advisory fee payable	103,565
Accounting and administration service fees payable	74,465
Professional fees payable	64,314
Other payables	15,870
Total Liabilities	$39,923,062
Commitments and contingencies (See Note 5)
Net Assets at Value	$212,013,478
Net Assets Consist of:
Paid-in capital, Institutional Class Shares	208,100,000
Total accumulated earnings	3,913,478
Net Assets at Value	$212,013,478
Institutional Class Shares outstanding ($0.001 par value: unlimited shares authorized)	20,810,000
Net Asset Value, per Share	$10.19
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments
March 31, 2021

Description	Shares or Principal Amounts	Value
BANK LOANS – 58.66%
ADMI Corp., 3.75% (1-Month USD Libor + 325 basis points), 12/23/2027	1,260,000	$1,247,753
Ahead DB Holdings, LLC, 6.00% (1-Month USD Libor + 500 basis points), 10/16/2027	1,250,000	1,251,563
AlixPartners, LLP, 3.25% (1-Month USD Libor + 275 basis points), 02/04/2028	2,530,000	2,519,096
Alliant Holdings Intermediate, LLC, 4.25% (1-Month USD Libor + 375 basis points), 11/05/2027	1,255,867	1,252,049
Altice Financing S.A., 2.86% (3-Month USD Libor + 275 basis points), 07/15/2025	1,280,000	1,252,621
Altice France S.A., 2.86% (3-Month USD Libor + 275 basis points), 07/31/2025	1,276,684	1,250,461
Altium Packaging, LLC, 3.25% (1-Month USD Libor + 275 basis points), 02/03/2028	2,530,000	2,500,273
American Trailer World Corp., 4.50% (1-Month USD Libor + 375 basis points), 03/03/2028	1,270,000	1,259,688
Applied Systems, Inc., 4.00% (3-Month USD Libor + 325 basis points), 09/19/2024	1,270,000	1,264,285
AssuredPartners, Inc., 3.62% (1-Month USD Libor + 350 basis points), 02/12/2027	1,266,793	1,251,490
Asurion, LLC, 3.36% (1-Month USD Libor + 325 basis points), 12/23/2026	1,256,850	1,248,102
Asurion, LLC, 5.36% (1-Month USD Libor + 525 basis points), 01/31/2028	185,000	188,238
Athenahealth, Inc., 4.45% (1-Month USD Libor + 425 basis points), 02/11/2026	2,530,000	2,532,100
Aveanna Healthcare, LLC, 6.50% (3-Month USD Libor + 550 basis points), 03/18/2024	1,276,743	1,273,551
BCP Renaissance Parent, LLC, 4.50% (3-Month USD Libor + 350 basis points), 10/31/2024	1,291,454	1,261,854
Berlin Packaging, LLC, 3.75% (1-Month USD Libor + 325 basis points), 03/13/2028	1,265,000	1,251,300
CCI Buyer, Inc., 4.75% (1-Month USD Libor + 400 basis points), 12/17/2027	1,255,000	1,256,180
CIRCOR International, Inc., 4.25% (1-Month USD Libor + 325 basis points), 12/11/2024	1,275,000	1,259,917
Connect FInco SARL, 4.50% (1-Month USD Libor + 350 basis points), 12/11/2026	1,261,814	1,256,552
Consolidated Communications, Inc., 4.25% (1-Month USD Libor + 350 basis points), 10/02/2027	1,265,000	1,264,342
Constant Contact, Inc., 0.50% (1-Month USD Libor + 400 basis points), 02/10/2028(A)	267,882	—
Constant Contact, Inc., 4.75% (1-Month USD Libor + 400 basis points), 02/10/2028	997,118	990,886
Cpc Acquisition Corp., 4.50% (1-Month USD Libor + 375 basis points), 12/29/2027	1,260,000	1,258,954
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments (continued)
March 31, 2021

Description	Shares or Principal Amounts	Value
Crosby US Acquisition Corp., 4.86% (3-Month USD Libor + 475 basis points), 06/26/2026	1,276,751	1,264,252
Deerfield Dakota Holding, LLC, 4.75% (1-Month USD Libor + 375 basis points), 04/09/2027	1,154,592	1,154,407
Delta 2 Lux Sarl, 3.50% (3-Month USD Libor + 250 basis points), 02/01/2024	1,256,075	1,242,334
The Dun & Bradstreet Corp., 3.36% (1-Month USD Libor + 325 basis points), 02/06/2026	1,211,963	1,204,388
The Edelman Financial Center, LLC, 3.11% (3-Month USD Libor + 325 basis points), 07/21/2025	1,122,315	1,114,953
Edgewater Generation, LLC, 3.86% (3-Month USD Libor + 375 basis points), 12/13/2025	1,271,237	1,254,215
EG America, LLC, 4.75% (1-Month USD Libor + 425 basis points), 03/11/2026	1,265,000	1,250,769
Endurance International Group Holdings, Inc., 4.25% (1-Month USD Libor + 350 basis points), 02/10/2028	2,532,140	2,502,387
Ensemble RCM, LLC, 3.96% (3-Month USD Libor + 375 basis points), 08/03/2026	2,523,595	2,516,504
The Enterprise Development Authority, 5.00% (1-Month USD Libor + 425 basis points), 02/18/2028	1,270,000	1,273,175
Epicor Software Corp., 4.00% (1-Month USD Libor + 425 basis points), 07/30/2027	1,261,830	1,257,211
EQT Box Merger Sub, Inc., 3.75% (1-Month USD Libor + 325 basis points), 02/26/2028	1,270,000	1,257,300
Everi Payments, Inc., 3.50% (1-Month USD Libor + 275 basis points), 05/09/2024	1,265,000	1,256,107
First Brands Group, LLC, 6.00% (1-Month USD Libor + 500 basis points), 03/22/2027	1,265,000	1,263,419
Gainwell Acquisition Corp., 4.75% (1-Month USD Libor + 400 basis points), 10/01/2027	2,535,000	2,522,325
Gates Global, LLC, 3.50% (1-Month USD Libor + 275 basis points), 03/31/2027	1,266,825	1,262,606
Granite US Holdings Corp., 4.17% (1-Month USD Libor + 400 basis points), 09/30/2026	1,252,070	1,247,375
Great Outdoors Group, LLC, 5.00% (1-Month USD Libor + 425 basis points), 02/26/2028	2,528,663	2,529,927
Greeneden US Holdings II, LLC, 4.75% (1-Month USD Libor + 400 basis points), 12/01/2027	1,260,000	1,259,055
Heartland Dental, LLC, 3.61% (3-Month USD Libor + 375 basis points), 04/30/2025	1,291,682	1,268,044
Helios Software Holdings, Inc., 3.86% (1-Month USD Libor + 375 basis points), 03/11/2028	1,265,000	1,254,728
The Hillman Group, Inc., 0.50% (1-Month USD Libor + 275 basis points), 02/24/2028(A)	214,346	—
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments (continued)
March 31, 2021

Description	Shares or Principal Amounts	Value
The Hillman Group, Inc., 3.25% (1-Month USD Libor + 275 basis points), 02/24/2028	1,055,654	1,049,500
HUB International Ltd., 4.00% (1-Month USD Libor + 325 basis points), 04/25/2025	1,266,825	1,265,026
Hyland Software, Inc., 4.25% (1-Month USD Libor + 350 basis points), 07/01/2024	1,261,765	1,263,026
INEOS US Petrochem, LLC, 3.25% (1-Month USD Libor + 275 basis points), 01/29/2026	2,535,000	2,525,494
Indy US Bidco, LLC, 4.11% (1-Month USD Libor + 400 basis points), 03/05/2028	2,530,000	2,518,615
Iridium Satellite, LLC, 3.75% (1-Month USD Libor + 275 basis points), 11/04/2026	1,261,814	1,264,072
Ivanti Software, Inc., 5.75% (1-Month USD Libor + 475 basis points), 12/01/2027	1,250,000	1,253,650
Kloeckner Pentaplast of America, Inc., 5.25% (1-Month USD Libor + 475 basis points), 02/12/2026	2,530,000	2,520,513
Life Time, Inc., 5.75% (1-Month USD Libor + 475 basis points), 12/16/2024	1,266,825	1,263,658
Lonestar II Generation Holdings, LLC – Term B Loan, 5.11% (3-Month USD Libor + 500 basis points), 04/20/2026	444,994	434,563
Lonestar II Generation Holdings, LLC – Term C Loan, 5.11% (3-Month USD Libor + 500 basis points), 04/20/2026	54,350	53,076
Lower Cadence Holdings, LLC, 4.11% (3-Month USD Libor + 400 basis points), 05/22/2026	1,291,702	1,258,518
Lucid Energy Group II Borrower, LLC, 4.00% (3-Month USD Libor + 300 basis points), 02/17/2025	1,326,581	1,281,809
Lummus Technology Holdings V, LLC, 3.61% (1-Month USD Libor + 350 basis points), 06/30/2027	1,265,000	1,258,144
Mauser Packaging Solutions Holding Co., 3.44% (3-Month USD Libor + 325 basis points), 04/03/2024	1,286,658	1,257,708
Medallion Midland Acquisition, LP, 4.25% (3-Month USD Libor + 325 basis points), 10/30/2024	1,281,688	1,268,230
MedAssets Software Intermediate Holdings, Inc., 4.50% (1-Month USD Libor + 375 basis points), 01/28/2028	1,270,000	1,262,863
Midwest Physician Administrative Services, LLC, 4.00% (1-Month USD Libor + 325 basis points), 03/12/2028	1,265,000	1,256,309
MPH Acquisition Holdings, LLC, 3.75% (1-Month USD Libor + 300 basis points), 06/07/2023	1,270,000	1,262,355
National Mentor Holdings, Inc., 0.50% (1-Month USD Libor + 375 basis points), 02/18/2028(A)	122,187	—
National Mentor Holdings, Inc., 4.50% (1-Month USD Libor + 375 basis points), 02/18/2028	1,110,787	1,103,289
National Mentor Holdings, Inc. – Term C Loan, 4.50% (1-Month USD Libor + 375 basis points), 02/18/2028	37,026	36,776
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments (continued)
March 31, 2021

Description	Shares or Principal Amounts	Value
Paradocs Holding Sarl, 4.50% (1-Month USD Libor + 375 basis points), 02/11/2028	1,270,000	1,264,183
Pearl Debt Merger Sub 1, Inc., 5.00% (1-Month USD Libor + 425 basis points), 03/19/2028	1,265,000	1,254,463
Peraton Corp., 0.50% (1-Month USD Libor + 375 basis points), 02/01/2028(A)	809,840	—
Peraton Corp., 4.50% (1-Month USD Libor + 375 basis points), 02/01/2028	460,160	459,779
Petco Health & Wellness Co., Inc., 4.00% (1-Month USD Libor + 325 basis points), 02/25/2028	1,270,000	1,264,247
PetSmart, Inc., 4.50% (1-Month USD Libor + 375 basis points), 01/27/2028	1,265,000	1,262,091
PetVet Care Centers, LLC, 4.25% (1-Month USD Libor + 350 basis points), 02/14/2025	1,266,785	1,261,718
Prairie ECI Acquiror, LP, 4.86% (3-Month USD Libor + 475 basis points), 03/11/2026	1,285,000	1,244,047
Prime Security Services Borrower, LLC, 3.50% (1-Month USD Libor + 275 basis points), 09/23/2026	1,265,000	1,259,067
Project Ruby Ultimate Parent Corp., 4.00% (1-Month USD Libor + 325 basis points), 03/10/2028	1,270,000	1,264,183
Rackspace Technology Global, Inc., 3.50% (1-Month USD Libor + 275 basis points), 02/15/2028	2,530,000	2,505,484
RealPage, Inc., 3.75% (1-Month USD Libor + 325 basis points), 02/18/2028	1,270,000	1,263,472
Ryan Specialty Group, LLC, 4.00% (1-Month USD Libor + 325 basis points), 09/01/2027	1,246,867	1,244,785
Sedgwick Claims Management Services, Inc., 3.36% (3-Month USD Libor + 325 basis points), 12/31/2025	1,271,747	1,253,549
Sunshine Luxembourg VII Sarl, 4.50% (1-Month USD Libor + 375 basis points), 10/01/2026	1,265,000	1,262,470
Surf Holdings, LLC, 3.65% (1-Month USD Libor + 350 basis points), 03/05/2027	1,266,811	1,253,421
Tech Data Corp., 5.61% (1-Month USD Libor + 550 basis points), 06/30/2025	1,246,867	1,249,984
Tenneco, Inc., 3.11% (3-Month USD Libor + 300 basis points), 10/01/2025	1,281,722	1,246,795
TI Group Automotive Systems, LLC, 4.50% (1-Month USD Libor + 375 basis points), 12/16/2024	1,211,955	1,206,901
TIBCO Software, Inc., 3.87% (1-Month USD Libor + 375 basis points), 06/30/2026	1,261,822	1,244,080
TMS International Corp., 3.75% (1-Month USD Libor + 275 basis points), 08/14/2024	1,266,825	1,260,491
Traverse Midstream Partners, LLC, 6.50% (1-Month USD Libor + 550 basis points), 09/27/2024	1,269,956	1,257,891
TricorBraun Holdings, Inc., 0.50% (1-Month USD Libor + 325 basis points), 03/03/2028(A)	464,725	10,648
TricorBraun Holdings, Inc., 3.75% (1-Month USD Libor + 325 basis points), 03/03/2028	2,066,088	2,044,560
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments (continued)
March 31, 2021

Description	Shares or Principal Amounts	Value
Triton Water Holdings, Inc., 3.61% (1-Month USD Libor + 350 basis points), 03/31/2028	1,265,000	1,259,067
Uber Technologies, Inc., 3.62% (1-Month USD Libor + 350 basis points), 04/04/2025	1,266,744	1,259,878
UKG, Inc., 4.00% (1-Month USD Libor + 325 basis points), 05/04/2026	1,266,825	1,266,825
Utz Quality Foods, LLC, 3.11% (1-Month USD Libor + 300 basis points), 01/20/2027	1,256,850	1,253,972
Verscend Holding Corp., 4.11% (1-Month USD Libor + 400 basis points), 08/27/2025	1,333,333	1,331,825
Vertical US Newco, Inc., 4.48% (1-Month USD Libor + 425 basis points), 07/30/2027	1,246,875	1,248,744
TOTAL BANK LOANS (Cost $125,092,465)		124,362,550
COMMON STOCKS – 3.35%
KKR & Co Inc.	50,837	2,483,387
The Blackstone Group Inc.	32,327	2,409,331
The Carlyle Group Inc.	60,734	2,232,582
TOTAL COMMON STOCKS (Cost $6,242,784)		7,125,300
CORPORATE BONDS(B) – 7.39%
Cape Lookout Re Ltd., 3.25% (1-Month Treasury Bill + 325 basis points), 03/22/2024	3,000,000	2,998,500
Cosaint Re Pte Ltd., 9.25% (3-Month Treasury Bill + 925 basis points), 04/03/2028	1,000,000	1,002,000
First Coast Re III Pte Ltd., 6.00% (3-Month Treasury Bill + 600 basis points), 04/07/2025	1,150,000	1,149,540
FloodSmart Re Ltd., 10.87% (3-Month Treasury Bill + 1300 basis points), 03/01/2024	1,500,000	1,498,050
Kilimanjaro II Re Ltd., 10.87% (6-Month USD Libor + 1061 basis points), 04/20/2021	3,000,000	3,017,250
Sierra Ltd., 4.86% (3-Month Treasury Bill + 475 basis points), 01/31/2025	3,000,000	3,012,900
Ursa Re II Ltd., 4.75% (3-Month Treasury Bill + 625 basis points), 12/06/2024	3,000,000	3,000,000
TOTAL CORPORATE BONDS (Cost $15,658,548)		15,678,240
SHORT-TERM INVESTMENTS – 40.62%
MONEY MARKET FUND – 40.62%
Morgan Stanley Institutional Liquidity Fund Government Portfolio, 0.05%(C)	86,110,907	86,110,907
TOTAL SHORT-TERM INVESTMENTS (Cost $86,110,907)		86,110,907

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Schedule of Investments (continued)
March 31, 2021

	Acquisition Type	Acquisition Dates(E)	Geographic Region(F)	Cost	Fair Value
PRIVATE FUNDS(D) – 5.35%
Austin Co-Investment, L.P.2(G)	Co-Investment	03/2021	North America	3,551,267	3,530,000
L Catterton Growth IV, L.P.	Primary		North America	—	3,819,016
THL Automation Fund Investors (4K), L.P.(G)	Co-Investment	03/2021	North America	4,000,000	4,000,000
TOTAL PRIVATE FUNDS (Cost $7,551,267)					11,349,016
TOTAL INVESTMENTS (Cost $240,655,971) – 115.37%					244,626,013
Liabilities in excess of other assets – (15.37%)					(32,612,535)
TOTAL NET ASSETS – 100.00%					$212,013,478

(A)
Security represents an unfunded Delayed Draw Term Loan.

(B)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). These securities are restricted and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the total value of these securities is $15,678,240, representing 7.39% of net assets.

(C)
The rate is the annualized seven-day yield as of March 31, 2021.

(D)
Non-income producing securities, which are restricted as to resale and illiquid.

(E)
Acquistion Dates cover from the original investment date and is a required disclosure for restricted securities only.

(F)
Geographic region is based on where a private fund is headquartered and may be different from where such fund invests or operates. In the case of primary and secondary investments, geographic region generally refers to where the majority of the underlying assets are invested.

(G)
The fair value of the investment was determined using a significant unobservable input.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Summary of Investments
As of March 31, 2021

Summary by Investment Type	Fair Value	% of Net Assets
Bank Loans	$124,362,550	58.66%
Common Stocks	7,125,300	3.35%
Corporate Bonds	15,678,240	7.39%
Private Funds	11,349,016	5.35%
Short-Term Investments
Money Market Fund	86,110,907	40.62%
Total Short-Term Investments	86,110,907	40.62%
Total Investments	244,626,013	115.37%
Liabilities in excess of other assets	(32,612,535)	(15.37)%
Total Net Assets	$212,013,478	100.00%
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Statement of Operations
For the period January 19, 2021 (Commencement
of Operations) through March 31, 2021

Investment Income:
Interest income	$614,596
Dividend income	53,080
Total Investment Income	667,676
Operating Expenses:
Incentive fees	434,831
Organizational fees (see Note 2)	122,585
Advisory fees (see Note 3)	103,565
Accounting and administration service fees	74,465
Offering costs (see Note 2)	74,840
Professional fees	64,314
Independent managers fees	35,000
Other expenses	16,869
Total Operating Expenses	926,469
Expenses waived by adviser	(264,983)
Net Operating Expenses	661,486
Net investment income	6,190
Net Realized and Change in Unrealized Gain on Investments
Net realized loss on investments	(62,754)
Net change in unrealized appreciation on investments	3,970,042
Net Realized and Change in Unrealized Gain on Investments	3,907,288
Net Increase in Net Assets Resulting from Operations	$3,913,478
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Statement of Changes in Net Assets

Period from January 19, 2021 (Commencement of Operations) through March 31, 2021*
Change in Net Assets from Operations:
Net investment income	$6,190
Net realized loss on investments	(62,754)
Net change in unrealized appreciation on investments	3,970,042
Net Increase in Net Assets from Operations	3,913,478
Change in Net Assets Resulting from Capital Transactions:
Proceeds from shares sold	208,000,000
Change in Net Assets Resulting from Capital Transactions	208,000,000
Net Change in Net Assets	211,913,478
Net Assets:
Beginning of period**	100,000
End of period	$212,013,478
Transactions in Shares:
Shares sold	20,800,000
Net Increase in Shares	20,800,000

*
Prior to the commencement date, the Fund had been inactive except for matters related to the Fund’s organization, registration under the Investment Company Act of 1940, as amended, registration of the shares under the 1933 Act and the sale of 10,000 Institutional Class Shares to Neuberger Berman Europe Holdings LLC (“NB Europe,” an affiliate of the adviser).

**
NB Europe purchased 10,000 Institutional Class Shares for $10.00 per share on November 25, 2020.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Statement of Cash Flows
For the period January 19, 2021 (Commencement
of Operations) through March 31, 2021

Cash Flows from Operating Activities
Net Change in net assets resulting from operations	$3,913,478
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments*	(312,653,507)
Proceeds from disposition of investments*	71,934,782
Net realized loss on investments	62,754
Net change in unrealized (appreciation) depreciation on investments	(3,970,042)
Changes in assets and liabilities related to operations
(Increase) decrease in receivable for investments sold	(6,276,220)
(Increase) decrease in interest receivable	(326,622)
(Increase) decrease in other assets	(304,556)
Increase (decrease) investment securities purchased	38,993,019
Increase (decrease) due to affiliate	236,998
Increase (decrease) advisory fee payable	103,565
Increase (decrease) accounting and administration service fees payable	74,465
Increase (decrease) professional fees payable	64,314
Increase (decrease) incentive fee payable	434,831
Increase (decrease) in other payables	15,870
Net Cash Provided by (used in) Operating Activities	(207,696,871)
Cash Flows from Financing Activities
Proceeds from shares sold	208,000,000
Net Cash Provided by (used in) Financing Activities	208,000,000
Net Change in Cash and Cash Equivalents	303,129
Cash and Cash Equivalents at Beginning of the Period**	100,000
Cash and Cash Equivalents at End of Period	$403,129

*
Purchases of investments and proceeds from disposition of investments includes money market funds in the amounts of $(141,796,628) and $55,685,721 respectively.

**
NB Europe purchased 10,000 Institutional Class Shares for $10.00 per share on November 25, 2020.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Financial Highlights

Period from January 19, 2021 (Commencement of Operations) through March 31, 2021*
Per Share Operating Performance**
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.00
Net realized and unrealized gain on investments	0.19
Net increase in net assets resulting from operations	0.19
DISTRIBUTIONS
Net change in capital due to distributions	—
NET ASSET VALUE, END OF PERIOD	10.19
TOTAL NET ASSET VALUE RETURN(2)	1.90%(3)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	212,013
Ratios to average net assets
Total expenses before expense waiver	1.16%(4)
Total expenses after expense waiver	0.76%(4)(5)
Net investment income	0.86%(4)(5)
Portfolio Turnover Rate	12.50%(3)

*
Prior to the commencement date, the Fund had been inactive except for matters related to the Fund’s organization, registration under the Investment Company Act of 1940, as amended, registration of the shares under the 1933 Act and the sale of 10,000 Institutional Class Shares to NB Europe.

**
Represents Institutional Class Shares.

(1)
Based on average Shares outstanding during the period.

(2)
Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.

(3)
Not annualized.

(4)
Annualized, except for incentive fees representing $434,831 or 0.21% and organizational fees of $122,585 or 0.06% (see Note 3 and Note 2, respectively).

(5)
The contractual fee and expense waiver are reflected in both the net expense and net investment income (loss) ratios (see Note 3).

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements
March 31, 2021

1.   Organization
NB Crossroads Private Markets Access Fund LLC (the “Fund”) was organized on July 10, 2020 as a limited liability company under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is offered only to investors that are both “accredited investors,” as defined in Section 501(a) of Regulation D promulgated under the Securities Act of 1933 and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund will offer three separate classes of Shares designated Institutional Class, Class A-1 and Class A-2. As of March 31, 2021, only Institutional Class Shares of the Fund are currently operational.
The Fund’s investment objective is to seek to provide attractive, long-term capital appreciation by investing primarily in an actively managed portfolio of private equity investments. The Fund’s private equity investments are expected to focus on private equity strategies including: (i) buyouts; (ii) special situations; (iii) venture and growth capital; (iv) infrastructure and real assets; and (v) private credit. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that will include: (i) direct investments in the equity of private companies and/or debt securities of operating companies and other credit instruments, including investments alongside private equity funds and other private equity firms (“Direct Investments”); (ii) investments in private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, (b) in connection with a restructuring transaction of a Portfolio Fund(s), and/or (c) directly from a private equity fund; (iii) primary investments in newly formed Portfolio Funds; and (iv) publicly listed private equity investments and investments in business development companies. The Fund will also invest a portion of its assets in a portfolio of cash and cash equivalents, liquid fixed-income securities and other credit instruments.
The Fund is managed by Neuberger Berman Investment Advisers LLC, an investment adviser registered under the Advisers Act that serves as the Fund’s investment adviser (the “Registered Investment Adviser”). The Registered Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and together with the Registered Investment Adviser, the “Adviser”) to assist with investment decisions. The Fund’s Board of Managers (the “Board”) has overall responsibility for the management and supervision of the operations of the Fund. Certain officers of the Registered Investment Adviser are also officers of the Fund.
2.   Significant Accounting Policies
The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A.   Basis of Accounting
The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Fund computes the Net Asset Value (“NAV”) for each class of Shares as of the close of business on the last business day of each month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine, in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.
The Board has approved the Procedures pursuant to which the Fund values its investments. The Board has delegated to the Adviser general responsibility for determining, in accordance with the Procedures, the value of such investments. The value of the Fund's assets is based on information reasonably available at the time the valuation is made and the Adviser believes to be reliable.
The Adviser generally will value the Fund’s investment in Portfolio Funds and certain Direct Investments, including Direct Investments in private equity securities, using the “practical expedient” in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. Portfolio Funds are generally valued based on the latest net asset value reported by a Portfolio Fund Manager or general partner. Similarly, many Direct Investments, including Direct Investments in private equity securities, are generally valued based on the valuation information provided by the lead or sponsoring private equity investors. In general, it is anticipated that such valuation information from these Portfolio Fund managers or from lead or sponsoring private equity investors will generally not be available until 60 days or more after each quarter-end. Therefore, the most recently provided valuation information about these Direct Investments and Portfolio Funds for purposes of calculating the Fund’s monthly net asset value will typically be adjusted by the Adviser pursuant to the Fund’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Portfolio Funds or Direct Investments. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination of the value of the investment.
Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ. In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.
Debt securities may be valued in accordance with the procedures described for equity securities above. In addition, debt securities may be valued by an independent pricing service approved by the Board on the basis of market quotations. The Adviser will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. If a valuation for a security is not available from an independent pricing service or if the Adviser believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Managers.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

For illiquid securities for which no market quotations are available (other than interests in Portfolio Funds and certain Direct Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of illiquid securities (other than interests in Portfolio Funds and certain Direct Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value.
FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds and certain Direct Investments are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the investment (i.e., committed capital) which is then drawn down over a specified period of the investment’s life. Such investments generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations and financial condition.
The following table presents the investments carried on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2021.
Investments	Level 1	Level 2	Level 3	Net Asset Value	Total
Bank Loans	$—	$124,362,550	$—	$—	$124,362,550
Common Stocks	7,125,300	—	—	—	7,125,300
Corporate Bonds	—	15,678,240	—	—	15,678,240
Private Funds	—	—	7,530,000	3,819,016	11,349,016
Short-Term Investments	86,110,907	—	—	—	86,110,907
Total Investments	$93,236,207	$140,040,790	$7,530,000	$3,819,016	$244,626,013
Additional sector, industry, or geographic detail, if any, is included in the Schedule of Investments.
Significant Unobservable Inputs
As of March 31, 2021, the Fund had Level 3 investments valued at $7,530,000. The fair value of investments valued at $3,819,016 in the Fund’s Schedule of Investments have been valued at the unadjusted NAV by the managers of the investments.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2021.
Investments	Fair Value as of March 31, 2021	Valuation Methodologies	Variable	Value/Range	Weighted Average
Private Funds
Austin Co-Investment, LP	$3,530,000	Recent Transaction Value	N/A	N/A	N/A
THL Automation Fund Investors (4K), LP	4,000,000	Recent Transaction Value	N/A	N/A	N/A
Total Investments	$7,530,000
During the period ended March 31, 2021, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$7,530,000	$—
During the period ended March 31, 2021, change in unrealized appreciation and realized gains from Level 3 investments were $(21,267) and $0, respectively.
The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the period ended March 31, 2021.
The estimated remaining life of the Fund’s investments as of March 31, 2021, is unknown at this time.
Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Fund’s custodian.
Cash and cash equivalents on the Statements of Assets and Liabilities can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2021, the Fund held $403,129, in an overnight sweep that is deposited into a money market account.
E.   Investment Gains and Losses
The Fund records distributions of cash or in-kind securities from the investments based on the information from distribution notices when distributions are received. The Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Fund’s change in net unrealized appreciation/(depreciation) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from Portfolio Fund managers or the lead or sponsoring private equity investor for Direct investments. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers or the lead or sponsoring private equity investor for Direct investments for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each investment.
Portfolio Funds and certain Direct Investments may make in-kind distributions to the Fund and, particularly in the event of a dissolution of a Portfolio Fund or Direct Investment, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investment and distribute proceeds to Shareholders, under certain circumstances when deemed appropriate by the Board, a Shareholder may receive in-kind distributions from the Fund.
F.   Federal Income Taxes
The Fund intends to qualify and elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements.
The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. The Fund’s initial tax year end is September 30, 2021, therefore, as of March 31, 2021 there are no tax years that remain subject to examination by the major tax jurisdictions. FASB ASC 740-10, Income Taxes requires the Registered Investment Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Registered Investment Adviser has reviewed the Fund’s tax positions for the current tax period and has concluded that no provision for taxes is required in the Fund’s financial statements for the period ended March 31, 2021. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the Fund did not incur any interest or penalties.
G.   Restrictions on Transfers
Shares of the Fund are generally not transferable. No shareholder may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Shares without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Purchase of Shares
Shares will generally be offered for purchase as of the first business day of each month, or at such other times as determined in the discretion of the Board, based on the most recent net asset value which will be calculated for the last business day of the preceding month. The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any shareholder is $10,000, except for additional purchases pursuant to a dividend reinvestment plan. The Board reserves the right to accept lesser amounts below these minimums.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

I.   Repurchase of Shares
The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Registered Investment Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each February 1, May 1, August 1 and November 1. The Registered Investment Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.
J.   Fees of the Portfolio Funds
Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, shareholders of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Fund and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights.
K.   Foreign Currency Translation
The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign investments are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Distributions to Shareholders
The Fund intends to pay dividends from net investment income at least annually. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years) at least annually. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

M.   Security Transactions and Related Income
Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method. Discounts on securities purchased are amortized over the life of the respective securities. Premiums on securities purchased are amortized over the life of the respective security, unless the security has a non-contingent call feature, in which case the premium is amortized to the earliest call date. Realized gains and losses on securities and unrealized appreciation and depreciation of securities are reported on the identified cost basis, which is also used for income tax purposes.
N.   Fund Expenses
The Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); Incentive Fees (as defined herein); Distribution and Servicing Fees for Class A-1 and Class A-2 Shares; investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Managers’ fees (as defined herein); and expenses of meetings of the Board.
O.   Organizational and Offering Costs
Organizational and offering costs are costs incidental to the organization, issuing and marketing of interests and are non-recurring in nature. These costs will be subject to recoupment in accordance with the Fund’s expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”, as further discussed in Note 3). The Fund’s total organizational costs of $147,408 have been paid by the Registered Investment Adviser, of which $24,823 were expensed as of November 25, 2020, and $122,585 were expensed as of March 31, 2021. The Fund expenses organizational costs as incurred.
The Fund’s offering costs of $379,396 have been paid by the Registered Investment Adviser, subject to reimbursement by the Fund. The Fund amortizes such costs over the first 12-months of the Fund’s operations which began on January 19, 2021, the commencement of operations date, using the straight-line method. As of March 31, 2021, $304,556 of offering costs remain as an unamortized deferred asset while $74,840 have been expensed.
3.   Advisory Fee, Incentive Fee, Distribution and Servicing Fee, and Other Expenses
The Registered Investment Adviser provides investment advisory services to the Fund and incurs research, travel and other expenses related to the selection and monitoring of underlying investments. Further, the Registered Investment Adviser provides certain management and administrative services including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) at an annual rate of 1.50%, based on the Fund’s net asset value, calculated and accrued monthly as of the last business day of each month, and payable quarterly in arrears within five (5) business days after the completion of the net asset value computation for the quarter. The Registered Investment Adviser has contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% until March 31, 2022. For the period ended March 31, 2021, the Fund incurred Advisory Fees totaling $103,565.
At the end of each calendar quarter of the Fund, the Registered Investment Adviser will be entitled to receive an incentive fee (the “Incentive Fee”) equal to 10% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.
The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the period ended March 31, 2021, the accrued and unpaid Incentive Fee was $434,831.
In consideration for services provided under an investment sub-advisory agreement, the Registered Investment Adviser pays the Sub-Adviser a quarterly fee equal to 90% of the Advisory Fee and 100% of the Incentive Fee received from the Fund.
The Fund has entered into an expense limitation agreement with the Registered Investment Adviser (the “Expense Limitation Agreement”) for a one-year term from the date the Fund commences operations (the “Limitation Period”). The Registered Investment Adviser may extend the Limitation Period for a period of one year on an annual basis. Pursuant to the Expense Limitation Agreement, the Registered Investment Adviser agrees to waive and/or reimburse certain annual operating expenses (excluding the advisory fee, incentive fee, distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Other Expenses”) of the Fund so they are limited to 0.30% (30bps) per annum, of the average monthly net assets (“Expense Limitation”).
The Fund agrees to repay the Registered Investment Adviser any fees waived under the Expense Limitation or any Other Expenses the Registered Investment Adviser reimburses in excess of the Expense Limitation, provided the repayments do not cause the Fund’s Other Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Registered Investment Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Registered Investment Adviser incurred the expense.
During the period ended March 31, 2021, the Registered Investment Adviser waived Expenses totaling $264,983 that are subject to possible recoupment. As of March 31, 2021, the following amounts are subject to recoupment by the Registered Investment Adviser by the following dates:
November 25, 2023	March 31, 2024
$24,823	$264,983
Class A-1 Shares and Class A-2 Shares will each be subject to a Distribution and Servicing Fee at an annual rate of 0.70% based on the aggregate net assets of the Fund attributable to such class payable to Neuberger Berman BD LLC, an affiliated of the Adviser (the “Distributor”). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Institutional Class Shares are not subject to a Distribution and Servicing Fee. The Registered Investment Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares.
Pursuant to an Administration, Fund Accounting and Recordkeeping Agreement, the Fund retains UMB Fund Services, Inc. (“UMBFS”) a subsidiary of UMB Financial Corporation, to provide administration, accounting and transfer agency services to the Fund. In consideration for these services, the

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

Fund will pay UMBFS tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Fund also reimburses UMBFS for certain out-of-pocket expenses. For the period ended March 31, 2021, the Fund incurred administration service fees totaling $74,465.
The Board consists of six managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $175,000 for serving on the boards of the funds in the fund complex. Compensation to the Board is paid and expensed by the Fund on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Fund. For the period ended March 31, 2021, the Fund incurred $35,000 in Independent Managers’ fees.
4.   Description of Certain Investments
Due to the nature of the investments in Portfolio Funds and certain Direct Investments, the Fund generally cannot liquidate its positions in such investments except through distributions from the investment, which are made at the discretion of the Portfolio Fund manager or sponsor of the Direct Investments. The Fund has no right to demand repayment of its investment in such investments.
5.   Capital Commitments to Investments
As of March 31, 2021, the Fund had total capital commitments of $19,530,000 with remaining unfunded commitments to the investments totaling $12,000,000 as listed below:
Investment:	Unfunded Commitment
Private Funds	$12,000,000
Total	$12,000,000
6.   Investment Transactions
Purchases and sales of investments, excluding short-term investments, for the period ended March 31, 2021 were $170,856,879 and $16,249,061, respectively.
7.   Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
8.   Concentrations of Market, Credit, Liquidity, Industry and Currency Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner if at all.
The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in a Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
9.   Fixed Income, Debt and Bank Loan Securities Risk
These investments are subject to both interest rate risk and credit risk, and the risk prepayment or non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer such as but not limited to management performance, financial leverage, and reduced demand. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Funds’ investments may utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, concerns have arisen regarding LIBOR’s viability as a benchmark, due to manipulation allegations dating from about 2012 and, subsequently, reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body charged with regulating LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups began planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Federal Reserve convened the Alternative Reference Rates Committee (the “ARRC”), comprised of a group of private-market participants, to identify risk-free alternative references rates for LIBOR and to create an implementation plan with metrics of success and a timeline to support an orderly adoption of an alternative reference rate. The Committee identified the Secured Overnight Financing Rate (“SOFR”) as its recommended replacement to LIBOR, which is intended to be a broad measure of the cost of borrowing cash overnight collateralized by U.S. treasury securities. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.
On November 30, 2020, the Ice Benchmark Administration and the FCA announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which will cease publication on December 31, 2021. This new deadline constitutes a considerable extension beyond the previously announced date of December 2021 for all US Dollar LIBOR tenors.
However, the ARCC, including its ex officio members from the Federal Reserve Board and New York Federal Reserve, has subsequently emphasized that the extension to June 2023 does not alter the regulatory perspective on new loan issuances: that market participants should already be using language that provides for an automatic switch from LIBOR to a replacement in new loan agreements (or should start immediately) and that June 30, 2021 should be the target for the cessation of new loans based on LIBOR.
Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some

NB Crossroads Private Markets Access Fund LLC
Notes to the Financial Statements (continued)
March 31, 2021

LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. While some instruments tied to LIBOR that the Portfolio invests in may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering new trades. Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 2023.
10.   Other Matters
The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity. The impact of the virus may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The fluidity of the situation precludes any prediction as to its ultimate impact, which may have a continued effect on the economic and market conditions. Such conditions, which may be across industries, sectors, or geographies, have impacted and may continue to impact the Fund’s portfolio companies.
11.    Subsequent Events
The Fund has evaluated all events subsequent to March 31, 2021, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of
Managers of NB Crossroads Private
Markets Access Fund LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of NB Crossroads Private Markets Access Fund LLC (the Fund), including the schedule of investments, as of March 31, 2021, the related statements of operations, cash flows, and changes in net assets for the period from January 19, 2021 (commencement of operations) to March 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for the period from January 19, 2021 to March 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, and the results of its operations, cash flows, and financial highlights for the period from January 19, 2021 to March 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, brokers, underlying fund managers or by other appropriate auditing procedures where replies from brokers or underlying fund managers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 28, 2021

NB Crossroads Private Markets Access Fund LLC
Proxy Voting and Portfolio Holdings (Unaudited)
March 31, 2021

Proxy Voting and Portfolio Holdings
A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2021.
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Access Fund LLC
Dividend Reinvestment Plan (Unaudited)
March 31, 2021

Dividend Reinvestment Plan
The Fund has adopted an “opt-out” dividend reinvestment plan or “DRIP” pursuant to which all shareholders will have the full amount of their cash distributions reinvested in additional shares of limited liability company interest (the “Shares”) unless a shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.
If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Fund’s Board of Managers authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Shareholders that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP by notifying UMB Fund Services, Inc. (the “Administrator”) in writing at the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212 or by email at AIProcessing@umb.com. Such written notice must be received by the Administrator 90 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.
There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.
Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions, and to require investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund. You may terminate your account under the DRIP by notifying the Administrator at UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at (844) 448-4480.
All correspondence concerning the DRIP should be directed to the Administrator by mail at UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at (844) 448-4480.
The Fund may elect to make non-cash distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

NB Crossroads Private Markets Access Fund LLC
Advisory and Sub-Advisory Agreement Approval (Unaudited)
March 31, 2021

Advisory and Sub-Advisory Agreement Approval
The Board of Managers (the “Board”) of NB Crossroads Private Markets Access Fund (the “Fund”) considered the approval of the Investment Advisory Agreement between the Fund and Neuberger Berman Investment Advisers LLC (“NBIA”) and the Sub-Advisory Agreement between NBIA, on behalf of the Fund, and NB Alternatives Advisers LLC (“NBAA” and, together with NBIA, “Neuberger Berman”), at a meeting held on October 22, 2020 (the “Meeting”). The Board is comprised solely of Managers who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund (“Independent Managers”), and, in connection with its deliberations regarding matters relating to the Investment Advisory Agreement and the Sub-Advisory Agreement (together, the “Agreements”), the Independent Managers were represented and assisted by independent legal counsel.
In determining whether to approve each Agreement, the Board noted that it had, through its counsel, requested certain information in connection with the approval of the Agreements and discussed with management of Neuberger Berman certain matters. The Board considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board reviewed materials furnished by NBIA and NBAA, including information regarding NBIA and NBAA, their affiliates, personnel, operations and NBIA’s financial condition. The Board’s counsel reviewed with the Board its duties and responsibilities under state and common law and under the Investment Company Act with respect to the approval of investment advisory agreements.
The Board reviewed and considered NBIA’s financial condition, noting that both NBIA and NBAA are wholly-owned, indirect subsidiaries of Neuberger Berman Group LLC. Specifically, the Board reviewed and considered financial statements of NBIA and other financial information for NBIA. The Board determined that NBIA is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Investment Advisory Agreement.
The Board recognized and noted that the Agreements were substantially similar to the advisory and sub-advisory agreements for the other registered funds that the Board oversees, except for the fees payable thereunder. The Board also discussed and reviewed the Advisory Fee and the Incentive Fee, together with the Sub-Advisory Fee paid by NBIA to NBAA out of the Advisory Fee and Incentive Fee, and the expected effective investment advisory fee rate to be paid by the Fund and the appropriateness of such fees. The Board took into consideration the Expense Limitation Agreement entered into by the Fund and NBIA. The Board reviewed and considered how the proposed Advisory Fee, Incentive Fee and Sub-Advisory Fee for the Fund reflects the economies of scale for the benefit of the members of the Fund, noting that as the Fund has not commenced investment operations and did not have any assets, economies of scale were not a significant factor for the Fund. The Board also reviewed and considered the fees or other payments to be received by NBIA, NBAA and their affiliates. Specifically, the Board reviewed and considered a comparison of fees charged by investment advisers to comparable fund peers of the Fund, and fees charged by NBIA, NBAA or their affiliates with respect to other fund programs. The Board concluded that proposed Advisory Fee, Incentive Fee and Sub-Advisory Fee were fair and reasonable.
The Board discussed and reviewed the nature, extent and quality of services proposed to be rendered to the Fund by NBIA and NBAA. The Board reviewed and discussed the experience and qualifications of key personnel of Neuberger Berman, including the qualifications of the proposed portfolio managers to manage the Fund, including their experience managing funds of private funds, including other registered funds of private equity funds that the Board oversees, senior loan and catastrophe bond investments, and the background and expertise of the key personnel and amount of time they would be able to devote to the Fund’s affairs. The Board concluded that, in light of the particular requirements of the Fund, it was satisfied with the professional qualifications and overall commitment to the Fund of the proposed portfolio management team. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance.

NB Crossroads Private Markets Access Fund LLC
Advisory and Sub-Advisory Agreement Approval (Unaudited) (continued)
March 31, 2021

The Board also reviewed and considered an estimated profitability analysis. The Board noted that the Fund was not operational as of the date of the Meeting and accordingly there were no net profits to NBIA and NBAA at that time.
The Board also continued its review in an executive session in which independent legal counsel was present. Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined to approve the Agreements.

NB Crossroads Private Markets Access Fund LLC
Board of Managers of the Fund (Unaudited)
March 31, 2021

Information pertaining to the Board of Managers of the Fund is set forth below.
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite –Since Inception	Private investor and board member of certain entities (as listed herein)	19	Director of Jones Lang LaSalle Property Trust, Inc.; Trustee/Director of UBS A&Q Registered Fund Complex (3 funds); Director of Calamos Fund Complex (26 funds); Director of Paylocity Holding Corp.; Director of Tech & Energy Transition Corp.
Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite –Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (2000-2017); Former Partner of Ernst & Young.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Director of Stone Harbor Investment Funds (8 funds), Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.
Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite –Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC.
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	19	Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Stephen V. Murphy, Director 1290 Avenue of the Americas New York, NY 10104 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, an investment banking firm.	19	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006).	19	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Manager of Man FRM Alternative Multi-Strategy Fund LLC.

*
The “Fund Complex” consists of NB Private Markets Fund II (Master) LLC, NB Private Markets Fund II (TI) LLC, NB Private Markets Fund II (TE) LLC, NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VI Custody LP, and NB Crossroads Private Markets Access Fund LLC.

NB Crossroads Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2021

Information pertaining to the officers of the Fund is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
James D. Bowden (1953)	Chief Executive Officer and President	Term – Indefinite; Length – since inception
Managing Director, NBAA, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term – Indefinite; Length – since inception
Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Treasurer	Term – Indefinite; Length – since inception
Senior Vice President, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC
(2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP
(1999-2004).

Sarah Doane (1989)	Assistant Treasurer	Term – Indefinite; Length – since inception	Assistant Vice President, Neuberger Berman LLC, since 2016. Formerly Internal Auditor, Arbella Insurance Group (2015-2016), Associate, PricewaterhouseCoopers (2012-2015)
Savonne Ferguson (1973)	Chief Compliance Officer	Term – Indefinite; Length – since inception
Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since 2018; Senior Vice President, Neuberger Berman LLC, since 2018. Formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014).

NB Crossroads Private Markets Access Fund LLC
Officers of the Fund (Unaudited)
March 31, 2021

Information pertaining to the officers of the Fund is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term – Indefinite; Length – since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).
Sheila James (1965)	Assistant Secretary	Term – Indefinite; Length – since inception	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).
Brian Kerrane (1969)	Vice President	Term – Indefinite; Length – since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.
Josephine Marone (1963)	Assistant Secretary	Term – Indefinite; Length – since inception	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.
Brien Smith (1957)	Vice President	Term – Indefinite; Length – since inception	Managing Director, NBAA, since 2005. Chief Operating Officer of NB Private Equity Division since 2017.

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden, Mark Bonner, and Sarah Doane whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Item 1. Reports to Stockholders Continued.

(b) not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal year ended March 31, 2021 was $35,000. The Registrant commenced operations on January 19, 2021.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i)	the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2021, were $0 and $0, respectively.
(ii)	The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2021, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

James Bowden is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Real Estate Secondary Investment Committees. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and had management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America/Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his MBA and BBA from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

John Buser is a Managing Director of Neuberger Berman and the Executive Vice Chairman of NB Alternatives. He is also a member of the Private Investment Portfolios, Co-Investment, Northbound and Secondary Investment Committees. He is Head of Private Market Client Initiatives and previously Mr. Buser was Global Head of Private Investment Portfolios for 13 years. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation and complex partnership negotiation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his JD from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a BS in accounting from Kansas State University.

Kent Chen is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after spending 17 years in various central banking positions, including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios, Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Mr. Kramer is currently a board observer for By Light Professional IT Services, which is a portfolio company of our dedicated co-investment funds. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

John H. Massey is the Chairman of the Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chairman of the Development Board for the University of Texas School of Law and is President-Elect of Texas Exes at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a BBA from Southern Methodist University and an MBA from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

David Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments. He is also a member of Private Investment Portfolios, Co-Investment and Private Debt Investment Committees. Mr. Morse is currently a Board Observer of Behavioral Health Group, C.H. Guenther, CSC, and ProAmpac, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolios, Co-Investment and Strategic Capital Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her MBA from Columbia Business School and her BA in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BVCA – British Private Equity Association. Ms. Scaff is a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the Firm’s Private Investment Portfolios group and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman Private Equity, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake Airline and Credit Strategies, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Monomoy Capital Partners, Oakhill Capital Partners, Platinum Equity, Siris Partners, Thomas H. Lee Partners and Vector Capital Partners. He is also a Board Observer for several private companies. Mr. Shofet holds a BA from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is a member of the investment committees for the Private Investment Portfolios, Co-Investment and Private Debt programs. Mr. Smith is a member of Neuberger Berman’s Operating Committee. Mr. Smith is also a member of the firm’s Investment Risk and Operational Risk Committees. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. Mr. Smith began his career at Arthur Andersen & Co. Mr. Smith is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. Mr. Smith also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios, Co-Investment, Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers' Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is also a member of Neuberger Berman’s Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Prior to The Cypress Group, Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter J. Von Lehe is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios, Athyrium, Co-Investment, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Co-Investment Investment Committees. Ms. Wang joined Neuberger Berman in 2007 focusing on direct co-investments, primary fund investments and secondary investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios group. She is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Additionally, Ms. Zollar sits on the Limited Partner Advisory Boards of a number of funds including those managed by Arcadius Capital Partners, Argand Partners, Base10 Ventures, Clearlake Capital, GenNx360 Capital Partners, Linx Partners, Vista Equity Partners and The Vistria Group. Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group, a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and which conferred her an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Economic Club of NY, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves on the executive board of The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2021:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2021. Registered investment companies in a ‘‘master-feeder’’ structure are counted as one investment company for purposes for determining the number of accounts managed.

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	5	$1,380,000,500	0	$0

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	5	$1,380,000,500	0	$0

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	27	$21,169,804,940	102	$29,552,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	27	$21,169,804,940	102	$29,552,557,364

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

 John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

 Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	27	$19,157,109,492	102	$29,548,157,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	27	$19,157,109,492	102	$29,548,157,364

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	28	$22,321,738,693	95	$28,357,257,364

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	28	$22,321,738,693	95	$28,357,257,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	28	$22,321,738,693	95	$28,357,257,364

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

 Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Performance -	Performance -	Performance -	Performance -	Performance -	Performance -
Based Fees	Based Fees	Based Fees	Based Fees	Based Fees	Based Fees
7	$1,357,016,561	25	$16,669,344,940	101	$29,447,557,364

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2021:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•

Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel.  In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members ofinvestment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Morse	$100,001-$500,000
Joana P. Rocha Scaff	$100,001-$500,000
Jonathan D. Shofet	$100,001-$500,000
Peter J. Von Lehe	$100,001-$500,000
Anthony D. Tutrone	Over $1,000,000

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2021.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2021.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund II (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22476 (filed June 09, 2020).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Access Fund LLC

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President

Date: June 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Bowden
James Bowden
Chief Executive Officer and President
(Principal Executive Officer)

Date: June 7, 2021

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 7, 2021